Exhibit 99.1

Momentus Inc. Announces Third Quarter 2021 Financial Results
SAN JOSE, CA – November 9, 2021 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced its financial results for the third quarter ended September 30, 2021.
“During the third quarter, we took major steps toward our goal of providing the transportation and infrastructure services that will enable people, companies and industries to use space in exciting new ways,” said Momentus Chief Executive John Rood,. “We completed our Business Combination with Stable Road, resulting in the public listing of the Company's stock and a meaningful improvement in its liquidity position, added key staff to our executive leadership team and Board of Directors, continued to mature our product in advance of our inaugural mission, progressed on our vehicle fabrication and rigorous ground-testing efforts, settled all outstanding claims with SEC Enforcement, paving the way for us to de-SPAC, and made significant progress toward implementing our National Security Agreement.”
Third Quarter 2021 Business Highlights:
•Completed a business combination with Stable Road Acquisition Corporation, which effectively listed the company’s equity on the Nasdaq Global Select Markets stock exchange and bolstered the Company’s liquidity position to fund the next phase of its business plan.
•Added key defense and security experience to the executive leadership team including the addition of John C. Rood, former U.S. Under Secretary of Defense for Policy, as the Company’s new Chief Executive Officer as well as the additions of Paul Ney, former General Counsel for the Department of Defense as the Company’s new Chief Legal Officer, and Karen Plonty as the Company’s new Chief Security Officer.
•Reconstituted the Board of Directors for effective public company governance including the appointment of Victorino Mercado, former Assistant Secretary of Defense for Strategy, Plans, and Capabilities, as the Company’s new Security Director to oversee implementation of the National Security Agreement (NSA) that the Company signed with CFIUS in June.
•Made significant progress under new leadership toward NSA implementation. Of the 62 discrete compliance tasks required under the NSA, we have fully implemented the majority and have partially implemented the remaining items.
•Refocused product development strategy into actionable steps that will help build a foundation for the future. Step one is to bring our Vigoride vehicle to market as early as possible with the features and reliability we know our customers want. This will be closely followed by a focused expansion of our service offerings as we bring online a reusable version of Vigoride that we think will be able to effectively and economically support customer demands for payload hosting and in-orbit servicing.
•Completed the initial assembly and initial system-level functional testing of Vigoride 3 and drafted a plan to address anomalies uncovered by these tests. Remediation and planned rework of some components are ongoing, and the vehicle will soon enter system-level thermal vacuum testing, which is late-stage environmental testing that simulates the environment in space.
•Completed performance testing of latest-generation Microwave Electrothermal Thruster (MET) with life testing now underway. So far, the MET has performed as expected during these tests.
•Settled all obligations related to the previously-announced repurchase of our co-founders’ shares for $40 million.
•Settled all outstanding claims with SEC Enforcement. Subsequent to the close of the quarter, we have fully engaged with an independent compliance consultant as is required by our settlement agreement.

•Subsequent to the close of the quarter, we signed a Launch Services Agreement that reserves space for Vigoride on SpaceX’s Transporter 5 mission, which is targeted for June of 2022. While securing space on the manifest is an important step, our plan to launch in June remains subject to the receipt of licenses and other government approvals, and successful completion of our current efforts to get the system ready for flight.

Conference Call Information
Momentus Inc. will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial (844) 646-2696 and enter the conference ID number 6765477 (international participants should dial +1 (918) 922-6901). The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space/events-and-presentations. A recording of the webcast will also be available following the conference call.
About Momentus Inc.
Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first two Vigoride vehicles to Low Earth Orbit on a third-party launch provider no earlier than June 2022, subject to receipt of appropriate government licenses, approvals and availability of slots on its launch provider's manifest, for which there is no assurance such licenses, approvals and availability will be received, if at all.
Forward-Looking Statements
This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to:the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; level of product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on the Company’s business; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies (the “Security Director”); the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties included under the “Risk Factors” in the Proxy Statement/Prospectus filed by the Company on July 23, 2021, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Third Quarter 2021 Financial Results
MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Service revenue [1]	$200	$—	$330	$—
Cost of revenue (decrease) [2]	(184)	—	(135)	—
Gross margin	384	—	465	—
Operating expenses:
Research and development expenses	9,047	5,377	39,747	13,758
Selling, general and administrative expenses	12,057	4,056	35,802	7,478
Total operating expenses	21,104	9,433	75,549	21,236
Loss from operations	(20,721)	(9,433)	(75,084)	(21,236)

Other income (expense):
Decrease (increase) in fair value of SAFE notes	26,924	(99,107)	209,291	(102,695)
Decrease (increase) in fair value of warrants	(2,712)	(1,324)	9,826	(1,317)
Interest income	—	1	2	7
Interest expense	(4,328)	(67)	(8,685)	(145)
SEC settlement	—	—	(7,000)	—
Other income (expense) [3]	(4,778)	(993)	(4,965)	(942)
Total other income (expense)	15,107	(101,489)	198,469	(105,093)
Income (loss) before income taxes	(5,614)	(110,923)	123,385	(126,329)
Income tax provision	—	—	1	1
Net income ( loss)	$(5,614)	$(110,923)	$123,384	$(126,329)
Net income ( loss) per share, basic	$(0.09)	$(1.77)	$2.06	$(1.97)
Net income ( loss) per share, fully diluted	$(0.09)	$(1.77)	$1.92	$(1.97)
Weighted average shares outstanding, basic	60,589,566	62,722,340	59,873,199	64,244,006
Weighted average shares outstanding, fully diluted	60,589,566	62,722,340	64,232,537	64,244,006
1 - Revenue recognized related to cancellations of customer contracts, resulting in the forfeiture of customer deposits
2 - The reduction of cost of revenue represents the reversal of a contingency recorded during the prior year for loss contracts related to free slots on future missions. During the three months ended September 30, 2021 the Company signed amendments or terminations with those customers such that the services will no longer be free of charge. The reversed contingency was offset by costs incurred related to one of the cancelled contracts.
3 - Other expenses during three months ended September 30, 2021 were due to the transaction costs allocated to the liability-classified warrant assumed in connection with the Business Combination. Other expense in the three months ended September 30, 2020 was due to banking fees related to SAFE financing raised during the period.

MOMENTUS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2021	December 31, 2020
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$178,059	$23,005
Restricted cash, current	820	100
Prepaids and other current assets	10,408	4,508
Total current assets	189,287	27,613
Property, machinery and equipment, net	4,786	2,321
Intangible assets, net	344	305
Operating right-of-use asset	7,846	316
Deferred offering costs	—	2,610
Restricted cash, non-current	313	415
Other non-current assets	3,065	2,740
Total assets	$205,640	$36,320

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Accounts payable	$4,755	$1,863
Accrued expenses	6,733	3,064
Loan payable, current	17,613	—
Contract liabilities, current	—	1,914
Operating lease liability, current	1,146	254
Other current liabilities	5,066	220
Total current liabilities	35,313	7,314
Contract liabilities, non-current	1,554	711
Warrant liability	33,254	3,206
SAFE notes	—	314,440
Operating lease liability, non-current	7,565	72
Other non-current liabilities	437	49
Total liabilities	78,122	325,792

Shareholders’ equity (deficit):
Common stock, $0.00001 par value; 250,000,000 shares authorized and 80,580,232 issued and outstanding as of September 30, 2021; 142,804,498 shares authorized and 62,510,690 issued and outstanding as of December 31, 2020	1	1
Additional paid-in capital	333,471	39,866
Treasury Stock	—	—
Accumulated deficit	(205,954)	(329,338)
Total stockholders’ equity (deficit)	127,518	(289,472)
Total liabilities and stockholders’ equity (deficit)	$205,640	$36,320

MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$123,384	$(126,329)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	768	419
Amortization of debt discount and issuance costs	6,935	34
(Decrease) increase in fair value of warrants	(9,826)	1,317
(Decrease) increase in fair value of SAFE notes	(209,291)	102,695
Impairment of prepaid launch costs	9,450	—
Stock-based compensation expense	11,187	1,642
Changes in operating assets and liabilities:
Prepaids and other current assets	(15,350)	(4,873)
Other non-current assets	(2,908)	360
Accounts payable	4,357	865
Accrued expenses	4,546	1,061
Other current liabilities	4,829	61
Contract liabilities	(1,071)	1,681
Lease liability and right of use asset	856	—
Other non-current liabilities	5	—
Net cash used in operating activities	(72,129)	(21,068)

Cash flows from investing activities:
Purchases of property, machinery and equipment	(2,835)	(1,245)
Purchases of intangible assets	(16)	(99)
Net cash used in investing activities	(2,852)	(1,345)

Cash flows from financing activities:
Proceeds from issuance of SAFE notes	30,853	44,650
Proceeds from issuance of loan payable	25,000	2,458
Proceeds from exercise of stock options	278	61
Payment of notes payable	—	(1,015)
Payment of debt issuance costs	(144)	(37)
Payment of warrant issuance costs	(31)	(1)
Payment for share repurchase	(40,000)	—
Proceeds from PIPE	110,000	—
Proceeds from issuance of common stock upon Merger	137,282	—
Payments for transaction costs	(32,585)	—
Net cash provided by financing activities	230,653	46,116

Increase in cash, cash equivalents and restricted cash	155,672	23,704
Cash, cash equivalents and restricted cash, beginning of period	23,520	13,002
Cash, cash equivalents and restricted cash, end of period	$179,191	$36,706

Supplemental disclosure of non-cash investing and financing activities
Issuance of common stock related to conversion of SAFE notes	$136,001	$—
Issuance of common stock related to exercise of warrant liabilities	$7,001	$—
Reclassification of deferred offering costs	$6,203	$—
Deferred offering costs in accounts payable and accrued expenses at period end	$—	$979
Assumption of merger warrants liability	$31,225	$—
Operating lease right-of-use assets in exchange for lease obligations	$8,501	$—

Supplemental disclosure of cash flow information
Cash paid for income taxes	$1	$1
Cash paid for interest	$1,750	$84

Reclassifications
Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.

Use of Non-GAAP Financial Measures (unaudited)
This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.
A reconciliation of adjusted EBITDA to net loss for the three months September 30, 2021, September 30, 2020, and June 30, 2021, respectively, are set forth below:

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020	June 30, 2021
Net Income (Loss)	$(5,614)	$(110,923)	$64,327
Income tax expense	—	—	1
Interest income	—	(1)	(1)
Interest expense	4,328	67	3,389
Depreciation & amortization	320	156	249
EBITDA	(966)	(110,701)	67,965
(Decrease) increase in fair value of SAFE notes	(26,924)	99,107	(100,803)
(Decrease) increase in fair value of warrants	2,712	1,324	(4,454)
SEC settlement	—	—	7,000
Transaction costs allocated to warrant liability	4,780	—	—
Investment banking fees related to SAFE financing	—	1,005	—
Prepaid launch deposit impairment	—	—	8,700
SEC and CFIUS legal expenses	2,188	—	3,514
Severance and other related expenses	—	—	156
Stock-based compensation	3,075	1,374	2,344
Adjusted EBITDA	$(15,136)	$(7,892)	$(15,578)

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended September 30, 2021, September 30, 2020, and June 30, 2021, respectively, are set forth below:

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020	June 30, 2021
Selling, general, and administrative expenses	$12,057	$4,056	$9,740
Stock-based compensation	$3,023	$1,339	$2,278
SEC and CFIUS legal expenses	$2,188	$—	$3,514
Severance and other related expenses	$—	$—	$76
Non-GAAP selling, general, administration expenses	$6,846	$2,717	$3,872
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended September 30, 2021, September 30, 2020, and June 30, 2021, respectively, are set forth below:

	Three Months Ended
(in thousands)	September 30, 2021	September 30, 2020	June 30, 2021
Research and development expenses	$9,047	$5,377	$20,794
Prepaid launch deposit impairment	$—	$—	$8,700
Stock-based compensation	$52	$34	$66
Severance and other related expenses	$—	$—	$80
Non-GAAP Research and development expenses	$8,995	$5,343	$11,948
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press@momentus.space

For investor relations inquiries:
investors@momentus.space